UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 10, 2009
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01. REGULATION FD DISCLOSURE
Capstead Mortgage Corporation (“Capstead”, or the “Registrant”) has updated its presentation materials to be used in meetings with the investment community. The materials are attached hereto as Exhibit 99.1 and incorporated herein by reference and are also available on our website at www.capstead.com.
Capstead has also created a third quarter 2009 investor fact sheet to be used in meetings with the investment community and for general marketing purposes. The fact sheet is attached hereto as Exhibit 99.2 and incorporated herein by reference and is also available on our website at www.capstead.com.
ITEM 8.01. OTHER EVENTS.
Capstead is scheduled to present at the Southwest IDEAS Investor Conference on Wednesday, November 11, 2009. The Company’s presentation is scheduled to begin at 3:10 p.m. Central Time. The conference will be held at the Hilton Anatole in Dallas, Texas on November 11 and 12, 2009.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (b) Exhibits.
99.1	Investor presentation dated November 11, 2009.

99.2	Third quarter 2009 investor fact sheet.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
November 10, 2009	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and Executive Vice President